Fees Summary	Feb. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,976,965,000
Previously Paid Amount	0
Total Fee Amount	302,673.35
Total Offset Amount	0
Net Fee	$ 302,673.35